UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 - REGULATION FD DISCLOSURE
SIGNATURES

ITEM 7.01 - REGULATION FD DISCLOSURE
CALPINE REPORTS PJM AUCTION RESULTS
PJM recently completed its 2016/2017 and 2017/2018 transitional auctions and 2018/2019 base residual auction, officially integrating the new Capacity Performance (“CP”) product into the market. A summary of Calpine Corporation’s (“Calpine” or the “Company”) results in each of these auctions is provided below.

2016 / 2017 Transitional Auction
The 2016/2017 transitional auction priced at $134 per megawatt-day. Calpine cleared 418 MW of CP product that had previously cleared as base capacity product. Combining the results of the transitional and the original capacity auctions, Calpine expects PJM Capacity revenues of approximately $200 million for the 2016/2017 planning year, representing an increase of $11 million over the previously cleared capacity.

2017 / 2018 Transitional Auction
The 2017/2018 transitional auction priced at $151.50 per megawatt-day. Calpine cleared 2,325 MW of CP product that had previously cleared as base capacity product. Combining the results of the transitional and the original capacity auctions, Calpine expects PJM Capacity revenues of approximately $265 million for the 2017/2018 planning year, representing an increase of approximately $27 million over the previously cleared capacity.

2018 / 2019 Base Residual Auction
Calpine cleared a total of 5,265 MW in PJM’s 2018/2019 base residual auction, including 3,445 MW of CP product and 1,820 MW of base capacity product. Based on these results, Calpine expects PJM capacity revenues of approximately $400 million for the 2018/2019 planning year.

The table below provides a detailed description of the 2018/2019 results.

	Base Capacity Product		Capacity Performance Product
Zone	Cleared Capacity (MW)	Price ($/MW-day)	Cleared Capacity (MW)(1)	Price ($/MW-day)
EMAAC	1,472	$210.63	2,328	$225.42
MAAC	348	$149.98	652	$164.77
COMED	—	$200.21	465	$215.00
Total	1,820		3,445
________

(1)	Capacity includes 290 MW sold bilaterally.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Information
In addition to historical information, this Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will,” “should,” “estimate,” “potential,” “project” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning expected financial performance and strategic and operational plans, as well as assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Please see the risks identified in this Form 8-K or in Calpine’s reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2014. These filings are available by visiting the Securities and Exchange Commission’s website at www.sec.gov or Calpine’s website at www.calpine.com. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this release. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and, other than as required by law, Calpine undertakes no obligation to update any such statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: September 10, 2015

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